                      AGREEMENT AND PLAN OF REORGANIZATION
               BY AND AMONG CHIRALT CORP., ROSE INTERNATIONAL LTD.
       ROSE COLOR, INC., SPS ALFACHEM, INC. AND STRUTHERS INDUSTRIES, INC.

      This Agreement and Plan of Reorganization ("Agreement") is entered into this 12th of August 1997, by and among CHIRALT CORP., a California corporation (hereinafter referred to as "Buyer"), ROSE COLOR, INC., a New Jersey corporation (hereinafter referred to as "RCI,"),SPS ALFACHEM, INC., a New Jersey corporation, (hereinafter referred to as "SPS"), and ROSE INTERNATIONAL LTD., a Delaware corporation (hereinafter referred to as "Seller"), being the sole common shareholder of RCI and SPS (collectively referred to as the ("Companies") and STRUTHERS INDUSTRIES, INC., a Delaware Corporation ("Struthers") as acknowledging the transaction between Buyer and Seller.

      WHEREAS, Seller is the owner of record and beneficially owns One Hundred
(100) shares of the issued and outstanding shares of common stock of RCI, representing one hundred percent (100%) of the issued and outstanding shares of common stock of RCI and One Hundred (100) shares of the issued and outstanding shares of common stock of SPS, representing one hundred percent (100%) of the issued and outstanding shares of common stock of SPS (collectively the "Shares");

      WHEREAS, Seller desires to sell all of the Shares to Buyer, and Buyer desires to purchase the Shares, upon the terms and conditions set forth herein; and

      WHEREAS, Struthers is the holder of record of the majority interest in seller and buyer desires to obtain Struthers approval to the sale of the Companies to buyer;

      NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                       I.

                         SALE AND PURCHASE OF THE SHARES

      1.1 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 1.2 below), Seller agrees to sell, assign, transfer, convey and deliver to Buyer, and Buyer agrees to purchase from Seller, the Shares listed in Exhibit "A", attached hereto.

      1.2 Closing. The purchase shall be consummated at a closing ("Closing") to take place at 11:00 o'clock a.m., at the offices of Buyer on August 22, 1997 ("Closing Date").

      1.3 Purchase Price. The purchase price ("Purchase Price") for the Shares shall be Three Million (3,000,000) shares of International Imaging Inc.'s ("III") common stock, a Delaware corporation delivered at closing:

      1.4 Other Agreements. At the Closing, the indicated parties shall execute and deliver the following additional agreements in substantially the form attached hereto:

            (a) Stock certificates representing all of the Shares, duly endorsed to Buyer and in blank or assignments separate from the certificates, transferring the Shares from Seller to Buyer.

            (b) Assumption Agreement between Buyer and Seller attached hereto as Exhibit "B".

            (c) Rescission Agreement between Buyer and Seller attached hereto as Exhibit "C".

      1.5 Basic Agreements and Transactions Defined. This Agreement and other agreements listed in paragraph 1.4, are sometimes referred to as the "Basic Agreements". The transactions contemplated by the Basic Agreements are sometimes referred to as the "Transactions".

                                       II.

                         REPRESENTATIONS AND WARRANTIES

      2.1 Representations and Warranties of RCI. RCI represents and warrants to Buyer as follows:

            (a) Organization. RCI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey. RCI has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. RCI is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification, except where the failure to be qualified would not have a material adverse effect on RCI.

            (b) Capital Structure. The authorized capital stock of RCI consists of Five Hundred (500) shares of common stock, no par value and One Thousand (1,000) shares of preferred stock, $1,500 par value At the close of business on June 30, 1997, One Hundred (100) shares of common stock of RCI were issued, and outstanding, and no shares of preferred stock were outstanding. All outstanding shares of RCI common stock were, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of RCI having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of RCI may vote. Except as set forth above, as of the date of this Agreement, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which RCI is a party or by which is bound or obligated RCI to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of RCI which obligates RCI to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations of RCI to repurchase, redeem or otherwise acquire any shares of its capital stock of RCI.

            (c) Authority. RCI has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon RCI, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by RCI, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which RCI is a party or by which RCI or any of its material properties or assets are bound or affected.

            (d) Company Financial Statements. RCI's Financial Statements are complete as of the date hereof, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly present the financial position of RCI as of March 31, 1997.

            (e) No Undisclosed Liabilities. Except as set forth in RCI's Financial Statements previously delivered to Buyer and as set forth on Exhibit "D" attached hereto, RCI is not aware of any material liabilities for which RCI is liable or will become liable in the future.


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            (f) Taxes. RCI has filed all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Taxes"), and there exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of RCI.

            (g) Properties. RCI has good and marketable title to all its material personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other material properties and assets (except for items leased or licensed to RCI), including all property reflected in RCI's Financial Statements (except for assets reflected therein which have been sold in the normal course of its business where the proceeds from such sale or other disposition have been properly accounted for in the financial statements of RCI), in each case free and clear of all material liens, claims and encumbrances of every kind and character, except as set forth in Exhibit "E". The assets and properties owned, operated or leased by RCI and used in its business are in good operating condition, reasonable wear and tear excepted, and suitable for the uses for which intended.

            (h) Books and Records. The books and records of RCI are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of RCI as set forth in RCI's Financial Statements.

            (i) Insurance. Exhibit "F" contains an accurate and complete list and brief description of all performance bonds and policies of insurance, including fire and extended coverage, general liability, workers compensation, products liability, property, and other forms of insurance or indemnity bonds held by RCI. RCI is not in default with respect to any provisions of any such policy or indemnity bond and has not failed to give any notice or present any claim thereunder in due and timely fashion. To the best of RCI's knowledge, all policies of insurance and bonds are: (1) in full force and effect; (2) are sufficient for compliance by RCI with all requirements of law and of all agreements and instruments to which RCI is a party; (3) are valid, outstanding and enforceable; (4) provide adequate insurance coverage for the assets, business and operations of RCI in amounts at least equal to customary coverage in RCI's industry; (5) will remain in full force and effect through the Closing; and (6) will not be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement.

            (j) Transactions with Certain Persons. Except as disclosed in Exhibit "G", RCI has no outstanding material agreement, understanding, contract, lease, commitment, loan or other material arrangement with any officer, director or shareholder of RCI or any relative of any such person, or any corporation or other entity in which such person owns a beneficial interest.

            (k) Material Contracts. Except as set forth in Exhibit "H", RCI has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of RCI.

            (l) Employment Matters. Exhibit "I" contains a list of all officers, their base salaries, accrued vacation pay, sick pay, and severance pay through June 30, 1997. Except as set forth in Exhibit "L", RCI is not a party to any employment agreement, or any pension, profit sharing, retirement or other deferred compensation plan or agreement. RCI has not incurred any unfunded deficiency or liability within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), has not incurred any liability to the Pension Benefit Guaranty Corporation established under ERISA in connection with any employee benefit plan and has no outstanding obligations or liabilities under any employee benefit plan. RCI has not been a party to a "prohibited transaction," which would subject RCI to any tax or penalty. There is no collective bargaining agreement or negotiations therefor, labor grievance or arbitration proceeding


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

      against RCI pending or threatened, and to the knowledge of RCI, there are no union organizing activities currently pending or threatened against or involving RCI.

            (m) Authorizations. RCI has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are materially necessary for the conduct of its business, except as set forth in Exhibit "J" which contains a list of all material licenses, permits, approvals, and other material authorizations, as well as a list of all material copyrights, patents, trademarks, trade names, service marks, franchises, licenses and other material permits, each of which is valid and in full force and effect.

            (n) No Powers of Attorney. RCI has no powers of attorney or similar authorizations outstanding.

            (o) Compliance with Laws. To the best of RCI' s knowledge,RCI is not in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and has not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority, in each case where such violation would have a material adverse effect on RCI.

            (p) Compliance with Environmental Laws. Except as set forth in Exhibit "K", RCI is in compliance with all applicable pollution control and environmental laws, rules and regulations in all material respects. RCI has no licenses, permits and other authorizations held by RCI relative to compliance with environmental laws, rules and regulations.

            (q) No Litigation. Except as set forth in Exhibit "L", there are no actions, suits, claims, complaints or proceedings pending or threatened against RCI, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and there are no facts which would provide a valid basis for any such action, suit or proceeding, which, if determined adversely to RCI, would have a material adverse effect on RCI. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to RCI or any of its assets.

            (r) Validity. All material contracts, agreements, leases and licenses to which RCI is a party or by which it or any of its material properties or assets are bound or affected, are valid and in full force and effect; and no breach or default exists, or upon the giving of notice or lapse of time, or both, would exist, on the part of RCI or by any other party thereto.

            (s) No Adverse Changes. Since June 30, 1997, there have been no actual or threatened developments of a nature that is materially adverse to or involves any materially adverse effect upon the business, financial condition, results of operations, assets, liabilities, or prospects of RCI.

            (t) Full Disclosure. All statements of RCI contained in the Basic Agreements and in any other written documents delivered by or on behalf of RCI or Seller to Buyer are true and correct in all material respects and do not omit any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There are no facts known to RCI which could have a materially adversely affect upon the business, financial condition, results of operations, assets, liabilities, or prospects of RCI, which have not been disclosed to Buyer in the Basic Agreements.

      2.2   Representations and Warranties of SPS.

            (a) Organization. SPS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey. SPS has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. SPS is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property


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

      or operation of its business requires qualification, except where the failure to be qualified would not have a material adverse effect on SPS.

            (b) Capital Structure. The authorized capital stock of SPS consists of One Thousand shares of common stock, no par value (the "SPS Common Stock") at the close of business on June 30, 1997, One Hundred (100) shares of common stock of SPS were issued, and outstanding. All outstanding shares of SPS common shares were, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of SPS having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of SPS may vote. Except as set forth above, as of the date of this Agreement, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which SPS is a party or by which is bound or obligated SPS to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of SPS which obligates SPS to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations of SPS to repurchase, redeem or otherwise acquire any shares of its capital stock of SPS.

            (c) Authority. SPS has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon SPS, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by SPS, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which SPS is a party or by which SPS or any of its material properties or assets are bound or affected.

            (d) Company Financial Statements. SPS's Financial Statements are complete as of the date hereof, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly present the financial position of SPS as of May 31, 1997.

            (e) No Undisclosed Liabilities. Except as set forth in SPS's Financial Statements previously delivered to Buyer and as set forth on Exhibit "M" attached hereto, SPS is not aware of any material liabilities for which SPS is liable or will become liable in the future.

            (f) Taxes. SPS has filed all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Taxes"), and there exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of SPS.

            (g) Properties. SPS has good and marketable title to all its material personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other material properties and assets (except for items leased or licensed to SPS), including all property reflected in SPS's Financial Statements (except for assets reflected therein which have been sold in the normal course of its business where the proceeds from such sale or other disposition have been properly accounted for in the financial statements of SPS), in each case free and clear of all material liens, claims and encumbrances of every kind and character, except as set forth in Exhibit "N". The assets and properties owned, operated or leased by SPS and used in its business are in good operating condition, reasonable wear and tear excepted, and suitable for the uses for which intended.

            (h) Books and Records. The books and records of SPS are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all


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

      material respects the business, financial condition and results of operations of SPS as set forth in the SPS's Financial Statements.

            (i) Insurance. Exhibit "O" contains an accurate and complete list and brief description of all performance bonds and policies of insurance, including fire and extended coverage, general liability, workers compensation, products liability, property, and other forms of insurance or indemnity bonds held by SPS. SPS is not in default with respect to any provisions of any such policy or indemnity bond and has not failed to give any notice or present any claim thereunder in due and timely fashion. To the best of SPS's knowledge, all policies of insurance and bonds are: (1) in full force and effect; (2) are sufficient for compliance by SPS with all requirements of law and of all agreements and instruments to which SPS is a party; (3) are valid, outstanding and enforceable; (4) provide adequate insurance coverage for the assets, business and operations of SPS in amounts at least equal to customary coverage in the SPS's industry; (5) will remain in full force and effect through the Closing; and (6) will not be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement.

            (j) Transactions with Certain Persons. Except as disclosed in Exhibit "P", SPS has no outstanding material agreement, understanding, contract, lease, commitment, loan or other material arrangement with any officer, director or shareholder of SPS or any relative of any such person, or any corporation or other entity in which such person owns a beneficial interest.

            (k) Material Contracts. Except as set forth in Exhibit "Q", SPS has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of SPS.

            (l) Employment Matters. Exhibit "R" contains a list of all officers, their base salaries, accrued vacation pay, sick pay, and severance pay through June 30, 1997. Except as set forth in Exhibit "L", RCI is not a party to any employment agreement, or any pension, profit sharing, retirement or other deferred compensation plan or agreement. SPS has not incurred any unfunded deficiency or liability within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), has not incurred any liability to the Pension Benefit Guaranty Corporation established under ERISA in connection with any employee benefit plan and has no outstanding obligations or liabilities under any employee benefit plan. SPS has not been a party to a "prohibited transaction," which would subject SPS to any tax or penalty. There is no collective bargaining agreement or negotiations therefor, labor grievance or arbitration proceeding against the Company pending or threatened, and to the knowledge of SPS, there are no union organizing activities currently pending or threatened against or involving SPS.

            (m) Authorizations. SPS has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are materially necessary for the conduct of its business, except as set forth in Exhibit "S" which contains a list of all material licenses, permits, approvals, and other material authorizations, as well as a list of all material copyrights, patents, trademarks, trade names, service marks, franchises, licenses and other material permits, each of which is valid and in full force and effect.

            (n) No Powers of Attorney. SPS has no powers of attorney or similar authorizations outstanding.

            (o) Compliance with Laws. To the best of SPS's knowledge, SPS is not in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and has not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority, in each case where such violation would have a material adverse effect on SPS.


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

            (p) Compliance with Environmental Laws. Except as set forth in Exhibit "T", SPS is in compliance with all applicable pollution control and environmental laws, rules and regulations in all material respects. SPS has no licenses, permits and other authorizations held by SPS relative to compliance with environmental laws, rules and regulations.

            (q) No Litigation. Except as set forth in Exhibit "U", there are no actions, suits, claims, complaints or proceedings pending or threatened against SPS, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and there are no facts which would provide a valid basis for any such action, suit or proceeding, which, if determined adversely to SPS, would have a material adverse effect on SPS. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to SPS or any of its assets.

            (r) Validity. All material contracts, agreements, leases and licenses to which SPS is a party or by which it or any of its material properties or assets are bound or affected, are valid and in full force and effect; and no breach or default exists, or upon the giving of notice or lapse of time, or both, would exist, on the part of SPS or by any other party thereto.

            (s) No Adverse Changes. Since June 30, 1997, there have been no actual or threatened developments of a nature that is materially adverse to or involves any materially adverse effect upon the business, financial condition, results of operations, assets, liabilities, or prospects of SPS.

            (t) Full Disclosure. All statements of SPS contained in the Basic Agreements and in any other written documents delivered by or on behalf of SPS or Seller to Buyer are true and correct in all material respects and do not omit any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There are no facts known to SPS which could have a materially adversely affect upon the business, financial condition, results of operations, assets, liabilities, or prospects of SPS, which have not been disclosed to Buyer in the Basic Agreements.

      2.3 Representations and Warranties of Seller. Seller represents and warrants to Buyer, with respect to the Shares owned by Seller, as follows:

            (a) Organization. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. Seller is qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification, except where the failure to be qualified would not have a material adverse effect on Seller.

            (b) Authority. Seller has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated hereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon Seller, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by Seller, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of, or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which Seller is a party or by which a Seller or any of its material properties, or assets are bound or affected.

            (c) Title to the Shares. At the Closing, Seller shall own of record and beneficially the Shares of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. Except for certain rights of Seller which shall be waived at Closing, no person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

            (d) Investment Intent. Seller is acquiring the shares of Buyer for its own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and Seller has no present intention of selling, granting participation in, or otherwise distributing the same. Seller understands the specific risks related to an investment in the shares of Buyer, especially as it relates to the financial performance of Buyer. Seller has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Seller will hold Buyer's shares of common stock in a manner commensurate with a private offering by Buyer as that term is defined by the Securities and Exchange Commission. Seller will accept an endorsement on the common stock certificates received from Buyer indicating that such stock is not to be transferred for a period of two years from the Closing Date without being registered under applicable provisions of the federal and California securities laws.

      2.3 Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

            (a) Organization. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the state of California. Buyer has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. Buyer is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification, except where the failure to be qualified would not have a material adverse effect on the Company.

            (b) Authorized Capitalization. The authorized capitalization of Buyer consists of Seventy-Five Million (75,000,000) shares of no par value Common Stock, of which Forty-Eight Million Nine Hundred Seventeen Thousand Five Hundred (48,917,500) shares have been issued and are outstanding. Buyer's Shares have been duly authorized, validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by Buyer in compliance with all applicable state and federal laws. Except as set forth in Exhibit "N" attached hereto, Buyer is not a party to and is not bound by any agreement, contract, arrangement or understanding, whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of, Buyer's income, profits or assets, or obligating Buyer to distribute any portion of its income, profits or assets.

            (c) Authority. Buyer has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon Buyer, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by Buyer, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which Buyer is a party or by which Buyer or any of its material properties or assets are bound or affected.

            (d) Investment Intent. Buyer is acquiring the Shares for its own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and Buyer has no present intention of selling, granting participation in, or otherwise distributing the same. Buyer understands the specific risks related to an investment in the Shares, especially as it relates to the financial performance of the Company.

            (e) Buyer's Financial Statements. Buyer's Financial Statements are complete, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly present the financial position of Buyer as of March 31, 1997.

            (f) No Undisclosed Liabilities. Except as set forth in Buyer's Financial Statements previously delivered to the Company, Buyer is not aware of any material liabilities for which it is liable or will become liable in the future.

            (g) Material Contracts. Buyer has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of Buyer.

            (h) No Litigation. Except as set forth in Buyer's Financial Statements, there are no actions, suits, claims, complaints or proceedings pending or threatened against Buyer, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and there are no facts which would provide a valid basis for any such action, suit or proceeding, which, if determined adversely to the Company, would have a material adverse effect on the Company.

                                      III.

                                    COVENANTS

      3.1 Covenants of the Companies. The Companies covenant and agree that from the date hereof to the Closing, it will perform the following acts:

            (a) Ordinary Course of Business. The Companies will operate their business only in the ordinary course of business and will use its best efforts to preserve the Companies' business, organization, goodwill and relationships with persons having business dealings with the Companies.

            (b) Maintain Properties. The Companies will maintain all of its properties in good working order, repair and condition (reasonable wear and use excepted) and will take all steps reasonably necessary to maintain in full force and effect its patents, trademarks, service marks, trade names, brand names, copyrights and other intangible assets.

            (c) Compensation. The Companies will not (1) enter into or alter any employment agreements; (2) grant any increase in compensation other than normal merit increases consistent with the Companies' general prevailing practices to any officer or employee; or (3) enter into or alter any labor or collective bargaining agreement or any bonus or other employee fringe benefit.

            (d) No Indebtedness. The Companies will not create, incur, assume, guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices, where the entire net proceeds thereof are deposited with and used by and in connection with the business of the Companies.

            (e) Maintain Books. The Companies will maintain its books, accounts and records in the usual, regular ordinary and sound business manner and in accordance with generally accepted accounting principles applied on a basis consistent with past practices.

            (f) No Amendments. The Companies will not amend their corporate charter or bylaws (or similar documents) without the prior consent of Buyer and the Companies will maintain its corporate existence, licenses, permits, powers and rights in full force and effect.

            (g) Taxes and Accounting Matters. The Companies will file when due all federal, state and local tax returns and reports which shall be accurate and complete, including but not limited to income, franchise, excise, ad valorem, and other taxes with respect to its business and properties, and to pay as they become due all taxes or assessments, except for taxes for which adequate reserves are established and which are being contested in good faith by appropriate proceedings. The Companies will not change their accounting methods or practices or any depreciation, amortization or inventory valuation policies or practices.

            (h) No Disposition or Encumbrance. Except in the ordinary course of business consistent with past practices, the Companies will not (1) dispose of or encumber any of its properties and assets, (2) discharge or satisfy any lien or encumbrance or pay any obligation or liability (fixed or contingent) except for previously scheduled repayment of debt, (3) cancel or compromise any debt or claim, (4) transfer or grant any rights under any concessions, leases, licenses, agreements, patents, inventions, proprietary technology or process, trademarks, service marks or copyrights, or with respect to any know-how, or (5) enter into or modify in any material respect or terminate any existing license, lease, or contract.

            (i) Insurance. The Companies will maintain in effect all its current insurance policies.

            (j) No Securities Issuances. The Companies will not issue any shares of any class of capital stock, or enter into any contract, option, warrant or right calling for the issuance of any such shares of capital stock, or create or issue any securities convertible into any securities of the Companies.

            (k) No Dividends. The Companies will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

            (l) Contracts. The Companies will not enter into or assume any contract, agreement, obligation, lease, license, or commitment except in the ordinary course of business consistent with past practices or as contemplated by this Agreement.

            (m) No Breach. The Companies will not do any act or omit to do any act which would cause a breach of any of its material contracts, commitments or obligations.

            (n) Due Compliance. The Companies will comply with all laws, regulations, rules and ordinances applicable to it and to the conduct of its business, the violation of which would have a material adverse effect on the Companies.

            (o) No Waivers of Rights. The Companies will not amend, terminate or waive any material right whether or not in the ordinary course of business.

            (p) Capital Commitments. The Companies will not make or commit to make any material capital expenditure, capital addition or capital improvement.

            (q) No Related Party Transactions. The Companies will not make any loans to, or enter into any transaction, agreement, arrangement or understanding of any material nature with any of its officers, directors or employees.

            (r) Notice of Change. The Companies will promptly advise Buyer in writing of any material adverse change, or the occurrence of any event which involves any substantial possibility of a material adverse change, in its business, financial condition, results of operations, assets, liabilities or prospects.

            (s) Consents. The Companies will use their best good faith efforts to obtain the consent or approval of each person or entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.

      3.2 Covenants of Buyer. Buyer covenants and agrees to perform the following acts:

            (a) No Indebtedness. Buyer will not create, incur, assume, guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices, where the entire net proceeds thereof are deposited with and used by and in connection with the business of Buyer.

            (b) No Amendments. Buyer will not amend its corporate charter or bylaws (or similar documents) without the prior consent of the Company (except as described above in Section 1.3(a) and Buyer will maintain its corporate existence, licenses, permits, powers and rights in full force and effect.

            (c) No Securities Issuances. Buyer, without the prior consent of Seller, will not issue any shares of any class of capital stock, or enter into any contract, option, warrant or right calling for the issuance of any such shares of capital stock, or create or issue any securities convertible into any securities of Buyer, except for the transactions contemplated herein.

            (d) No Dividends. Buyer will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

            (e) Contracts. Buyer will not enter into or assume any contract, agreement, obligation, lease, license, or commitment except in the ordinary course of business consistent with past practices or as contemplated by this Agreement.

            (f) Capital Commitments. Buyer will not make or commit to make any material capital expenditure, capital addition or capital improvement.

            (g) Notice of Change. Buyer will promptly advise the Company in writing of any material adverse change, or the occurrence of any event which involves any substantial possibility of a material adverse change, in its business, financial condition, results of operations, assets, liabilities or prospects.

            (h) Consents. Buyer will use its best good faith efforts to obtain the consent or approval of each person or entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.

                                       IV.

                           CONDITIONS PRECEDENT TO THE
                          OBLIGATIONS OF BUYER TO CLOSE

      The obligation of Buyer to close the Transactions contemplated hereby is subject to the fulfillment by the Company and Seller prior to Closing of each of the following conditions, which may be waived in whole or in part by Buyer:

      4.1 Compliance with Representations, Warranties and Covenants. The representations and warranties of the Companies and Seller contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. The Company and Seller shall have performed all agreements, covenants and conditions required to be performed by the Company and Seller prior to the Closing.

      4.2 No Adverse Change. Subsequent to the date hereof and prior to the Closing, there shall have been no event which has had or may have a material adverse effect upon the business, financial condition, results of operation, assets, liabilities or prospects of the Companies.

      4.3 No Legal Proceedings. No suit, action or other legal or administrative proceeding before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

      4.4 Documents to be Delivered by The Company and Seller. The Companies and Seller shall have delivered the following documents:

            (a) Stock certificates representing all of the Shares, duly endorsed to Buyer and in blank or accompanied by duly executed stock powers, copies of which are attached as Exhibit "D".

            (b) A copy of (i) the Articles of Incorporation of the Companies, as amended to date, certified as correct by the Company; and (ii) the Bylaws of the Companies certified as correct by the Companies; and (iii) a certificate from the Delaware Secretary of State, to the effect that the Companies is in good standing and has paid all franchise taxes in such state, all as attached hereto as Exhibit "O";

            (c) All agreements referred to in paragraph 1.4 above, executed by all parties thereto other than Buyer.

            (d) All corporate and other records of or applicable to the Companies including but not limited to, current and up-to-date minute books, stock transfer books and registers, books of accounts, leases and material contracts.

            (e) Such other documents or certificates as shall be reasonably required by Buyer or its counsel in order to close and consummate this Agreement.

                                       V.

                           CONDITIONS PRECEDENT TO THE
            OBLIGATIONS OF THE COMPANY, SELLER AND STRUTHERS TO CLOSE

      The obligation of the Companies and Seller to close the Transactions is subject to the fulfillment prior to Closing of each of the following conditions, any of which may be waived in whole or in part by the Company, Seller and
Struthers:

      5.1 Compliance with Representations and Warranties. The representations and warranties made by Buyer in this Agreement shall have been true and correct when made and shall be true and correct in all material respects at the Closing with the same force and effect as if made at the Closing, and Buyer shall have performed all agreements and conditions required to be performed by Buyer prior to the Closing.

      5.2 WINCO Indebtedness. Buyer shall have obtained prior to closing, WINCO Corp.'s agreement to receive Common Shares of International Imaging, Inc. common stock in full satisfaction of Buyer's obligation to WINCO Corp. based upon $3.50 per share purchase price.

      5.3 Acquisitions. Buyer shall have entered into letter of intent to acquire Hetero-mins, Inc. and ICDS, Inc. prior to closing.

      5.4 No Legal Proceedings. No suit, action or other legal or administrative proceedings before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

      5.5 Investor Approval. Investor prior to closing shall give Struthers written approval to complete the transaction contemplated by this Agreement.

      5.6 Other Agreements. All parties other than Seller and the Companies shall have executed and delivered the Basic Agreements.

      5.7 Payments. Seller shall have received from Buyer a total of Three Million (3,000,000) Shares of III common stock, issued at the Closing by Buyer pursuant to all the Basic Agreements.

                                       VI.

                       MODIFICATION, WAIVERS, TERMINATION
                                  AND EXPENSES

      6.1 Modification. Buyer, the Companies and Seller may amend, modify or supplement this Agreement in any manner as they may mutually agree in writing.

      6.2 Waivers. Buyer, the Companies and Seller may in writing extend the time for or waive compliance by the other with any of the covenants or conditions of the other contained herein.

      6.3 Termination and Abandonment. This Agreement shall terminate automatically in the event the Closing does not occur prior to September 15, 1997 and may be terminated before the Closing:

            (a) By the mutual consent of Seller, the Companies and Buyer;

            (b) By Buyer, if the representations and warranties of the Companies or Seller set forth herein shall not be accurate, or the conditions precedent set forth in Article IV shall have not have been satisfied in all material respects; or

            (c) By the Companies or Seller, if the representations and warranties of Buyer set forth herein shall not be accurate, or the conditions precedent set forth in Article V shall not have been satisfied in all material respects.

      Termination shall be effective on the date of receipt of written notice specifying the reasons therefor.

                                      VII.

                                  MISCELLANEOUS

      7.1 Representations and Warranties to Survive. Unless otherwise provided, all of the representations and warranties contained in this Agreement and in any certificate, exhibit or other document delivered pursuant to this Agreement shall survive the Closing for a period of two (2) years. No investigation made by any party hereto or their representatives shall constitute a waiver of any representation or warranty, and no such representation or warranty shall be merged into the Closing.

      7.2 Binding Effect of the Basic Agreements. The Basic Agreements and the certificates and other instruments delivered by or on behalf of the parties pursuant thereto constitute the entire agreement between the parties. The terms and conditions of the Basic Agreements shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in the Basic Agreements, expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns.

      7.3 Applicable Law. The Basic Agreements are made pursuant to, and will be construed under, the laws of the State of Delaware.

      7.4 Notices. All notices, requests, demands and other communications hereunder shall be in writing and will be deemed to have been duly given when delivered or mailed, first class postage prepaid:

            (a) If to Seller, to:

                        Rose International, Ltd.
                        ATTN: G. David Gordon, President
                        7633 East 63rd Place, Suite 210
                        Tulsa, OK 74133
                        Telephone: (918) 254-4997
                        Fax: (918) 254-2988

            (b) If to Buyer, to:

                        CHIRALT CORP.
                        ATTN: Ron Amen, President
                        1875 Century Park East, Suite 700
                        Los Angeles, CA  90067
                        Telephone: (310) 203-4500
                        Fax: (310) 203-4505

      These addresses may be changed from time to time by written notice to the other parties.

      7.5 Headings. The headings contained in this Agreement are for reference only and will not affect in any way the meaning or interpretation of this Agreement.

      7.6 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

      7.7 Severability. If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this Agreement shall be given effect to the maximum extent then permitted by law.

      7.8 Forbearance; Waiver. Failure to pursue any legal or equitable remedy or right available to a party shall not constitute a waiver of such right, nor shall any such forbearance, failure or actual waiver imply or constitute waiver of subsequent default or breach.

      7.9 Attorneys' Fees and Expenses. The prevailing party in any legal proceeding based upon this Agreement shall be entitled to reasonable attorneys' fees and expenses and court costs.

      7.10 Expenses. Each party shall pay all fees and expenses incurred by it incident to this Agreement and in connection with the consummation of all transactions contemplated by this Agreement. However, should either party choose to terminate this Agreement under Section 6.3(a), that party initiating the termination shall be responsible for all legal fees and other expenses incurred in connection with the preparation of this Agreement.

      7.11 Exhibits. All of the Exhibits to this Agreement are incorporated herein in the places referenced in this Agreement as if fully set forth herein.

      7.12 Integration. This Agreement and all documents and instruments executed pursuant hereto merge and integrate all prior agreements and representations respecting the Transactions, whether written or oral, and constitute the sole agreement of the parties in connection therewith. This Agreement has been negotiated by and submitted to the scrutiny of both Seller and Buyer and their counsel and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by either party hereto or its counsel.

                 REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK

      IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement on the date first written above.

                                          "BUYER"

                                          CHIRALT CORP.


                                          By:
                                             -------------------------------
                                             Ron Amen, President

                                          "SELLER"

                                          ROSE INTERNATIONAL LTD.


                                          By:
                                             -------------------------------
                                             G. David Gordon , President

                                          STRUTHERS INDUSTRIES, INC.


                                          By:
                                             -------------------------------
                                             Raoul L. Carroll, Chairman